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2 Certain statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”) operate, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward Looking Statements

3 Agenda Overview Review of Financial Performance: FY14 - FY15 YTD Building A New Future: Strategy to Achieve Peer Results Investing In Our Community Questions and Answers

4  Carver’s markets are showing signs of recovery, following the global recession  We are successfully addressing areas of regulatory concern that led to imposition of the Cease and Desist Orders, and making progress in improving our operating performance, including: – Reducing non-performing loans to levels nearing market competitors – Managerial oversight deepened in areas critical to growth, as well as independent credit evaluation and risk management – Maintaining capital ratios above regulatory requirements  Carver invested in a new core technology platform and re-designed its website, in preparation for launch of peer competitive products and services, including state-of-the- art mobile banking  We also invested in an expanded new business team, as we transition to a greater focus on revenue growth Overview

5  After reporting a small profit in FY13, Carver incurred a loss in FY14, following strategic decisions to sell certain non-performing loans, terminate our pension plan, and upgrade our technology platform. These actions address headwinds to future earnings and better position Carver for growth  Carver generated a modest profit in the first quarter of FY15 And the Company’s stock price improved year-over-year  Our team is now focused on completing critical steps to position Carver for success: – Complete resolution of regulatory orders – Maintain credit indicators that meet or exceed industry standards – Expand our loan portfolio in a safe and balanced fashion – Increase core deposits and related fee income – Develop new initiatives to reduce expenses and grow revenues Overview

6 Agenda Overview Review of Financial Performance: FY14 - FY15 YTD Building A New Future: Strategy to Achieve Peer Results Investing In Our Community Questions and Answers

7  As of June 30, 2014, the Company reported: – Modest profit of $173 thousand – Net interest margin of 3.11% – Reduced construction loans to 1.3% of total loans compared to 22.5% at peak levels – Tier 1 Capital Ratio of 10.35%  We invested in a new core technology platform, which integrates our operating systems and save costs through consolidation of vendors This platform will also allow us to significantly expand products and services to customers  We re-designed Carver’s website, providing customers with enhanced access to information, services and products, including on-line account opening capability  We introduced mobile banking, providing customers with “Bank on the Go” access to their accounts Review of FY14 – FY15 Milestones

8 Financial Performance Source: SNL Financial & public filings $4.0 ($7.0) ($1.0) ($39.5) ($23.4) $0.7 ($0.8) 2008 2009 2010 2011 2012 2013 2014 For the Quarter Ended June 30, Earning per Share Net Income ($ in millions) For the Fiscal Year Ended March 31, For the Quarter Ended June 30, For the Fiscal Year Ended March 31, $0.11 $0.05 2013 2014 $23.25 ($43.05) ($12.60) ($242.25) ($14.26) $0.18 ($0.23) 2008 2009 2010 2011 2012 2013 2014 $0.41 $0.17 2013 2014

9 $651 $655 $658 $566 $423 $372 $388 $386 $655 $603 $603 $561 $533 $496 $509 $519 $796 $791 $805 $709 $641 $638 $640 $644 2008 2009 2010 2011 2012 2013 2014 1st Qtr June 2014 Net Loans Total Deposits Total Assets Rebuilding Our Balance Sheet $ in millions Source: SNL Financial & public filings We restructured Carver’s balance sheet in 2010, with a primary focus on building a quality, balanced loan portfolio, increasing core deposits, and reducing borrowings.

10 Improving Key Operating Metrics 3.62% 3.55% 3.92% 3.62% 2.99% 3.11% 3.35% 2008 2009 2010 2011 2012 2013 2014 3.19% 3.11% 2013 2014 90.40% 99.04% 91.17% 89.50% 129.91% 113.00% 102.61% 2008 2009 2010 2011 2012 2013 2014 82.52% 109.71% 2013 2014 Net Interest Margin Efficiency Ratio For the Quarter Ended June 30, For the Fiscal Year Ended March 31, For the Quarter Ended June 30, For the Fiscal Year Ended March 31, Source: SNL Financial & public filings

11 7.79% 9.50% 7.88% 5.40% 9.83% 10.26% 10.38% 10.35% 0.0% 3.0% 6.0% 9.0% 12.0% 2008 2009 2010 2011 2012 2013 2014 30-Jun-14 * As of March 31, Carver Remains Well Capitalized At the Fiscal Year Ended March 31, From 2008 – 2009, regulatory required Tier I Leverage Ratio was 6%. Since 2009, a Tier I Leverage Ratio of 9% has been required. At the Quarter Ended

12 Agenda Overview Review of Financial Performance: FY14 - FY15 YTD Building A New Future: Strategy to Achieve Peer Results Investing In Our Community Questions and Answers

13 Building A New Future: Strategy to Achieve Peer Results Normalize Credit Quality Vendor Rationalization via Core Conversion Management & Team Realignment Removal of Cease & Desist Order Facilities Rationalization Revenue Growth via New Product Development & Team Execution Return Carver to Peer Level Profitability   

14 Normalize Credit Quality

15 Normalize Credit Quality  Carver made significant progress in addressing credit quality in FY14  Non-performing loans (NPLs) and non-performing assets (NPAs) have dropped dramatically from March 2013 to June 2014 – Ratio of NPLs declined from 8.5% to 2.1% – Ratio of NPAs declined from 7.2% to 2.3% – Comparatively, peer ratios are between 1% and 1.5%  The amount of NPLs and NPAs have been reduced as follows: 0 10 20 30 40 50 NPLs NPAs $30.6 $46.1 $12.6 $19 $8.1 $14.8 Mar-13 Mar-14 Jun-14

16 Our Credit Ratios Are Improving As reported in public disclosures. -$10 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14 Net Charge-offs Non Perf. Loans Loan Loss Reserves $ in millions

17 138.51 123.95 123.21 139.21 101.43 101.64 87.11 82.94 72.59 59.87 41.33 37.96 34.86 27.53 21.00 1 0 Q 4 1 1 Q 1 1 1 Q 2 1 1 Q 3 1 1 Q 4 1 2 Q 1 1 2 Q 2 1 2 Q 3 1 2 Q 4 1 3 Q 1 1 3 Q 2 1 3 Q 3 1 3 Q 4 1 4 Q 1 1 4 Q 2 Including a Significantly Improved Texas Ratio Carver’s Texas Ratio improved to 21% from its peak level of nearly 140%. The Texas Ratio is an indicator of the financial health of a bank. Banks with ratios above 100% are generally considered to be in extremely poor financial health. Banks with ratios below 50% are generally considered to be in above average financial health.

18 63.1% 28.6% 1.3% 7.0% 0.0% Commercial R.E. Residential R.E. Construction Commercial & Industrial Consumer & Other 55.0% 13.2% 22.5% 9.0% 0.3% A Key Factor Was Eliminating Construction Loan Risk Source: SNL Financial & public filings Loan Portfolio as of March 31, 2009 Loan Portfolio as of June 30, 2014 Carver dramatically reduced its exposure to the volatile construction loan market.

19 Retail Banking

20 Growth In Retail Revenues  Total Retail Fee income grew 3% in FY14 to $3.5 million  Carver Community Cash fees grew 33% over FY13, as the volume of customer transactions continues to grow substantially year over year 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 FY12 FY13 FY14 Carver Community Cash Transaction Growth

21 Expanding and Improving On-Line Access Carver Website Re-Design

22 Increasing Customer Convenience Downloadable Mobile Icon for iPhone and Google Play

23 Targeting High Growth Customer Segments

# Expanding Convenient Access Via Partners

- Expanded nationwide access to ATMs by joining the Allpoint Network of 55,000 surcharge-free ATMs



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CARVER FEDERAL SAVINGS BANK
Allpoint

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- Costco
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- Rite Aid
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- 7-Eleven

24

CARVER

25 Growing Core Deposits

26 Promoting Primary Banking Relationships

27 Saving Money For the Unbanked and Building a Long-Term Relationship Via Carver Community Cash

28 Lending

29 Agenda Overview Review of Financial Performance: FY14 - FY15 YTD Building A New Future: Strategy to Achieve Peer Results Investing In Our Community Questions and Answers

30 Carver is Committed to Lending in our Community  81 cents of every dollar deposited is reinvested in our community; 60% of our loans are in lower to moderate income (LMI) communities  Carver originated $68 million in loans and lines of credit in FY14, in an expanding partnership between its Lending and Retail branch teams  We expect volume to grow in FY15, with an expanded lending and underwriting team  We will also work with experienced partners, including the New York Business Development Corporation (NYBDC), to increase small business lending, including commercial and industrial (C&I) loans via the Small Business Administration  Carver will continue originations in community-based lending segments including: – Commercial real estate and multi-family residences – Non-profit organizations including faith-based institutions – Minority and Business Women Enterprises (MWBEs) Capital Access programs

31 Increase Revenues via Rebuilding Lending Capacity  $68 million in loans and lines of credit closed in FY14 YTD  $54 million in loans purchased in FY14  $34.3 million in loans closed or purchased in FY15 (As of 9/15/14) 0 10 20 30 40 50 60 70 80 1st Qtr 2014 2nd Qtr 2014 3rd Qtr 2014 4th Qtr 2014 1st Qtr 2015 Loans Approved 2nd Qtr 2015

32 Harlem RBI East Harlem Center for Living and Learning is a multi-family mixed-use complex located in the New York City Housing Authority site known as Washington Houses that includes:  K-8 public charter school  Office and program space for Harlem RBI  89 affordable housing units for low- income households Carver provided $1.7 million to Harlem RBI to provide liquidity and bridge loans from its directors. This new innovative facility will ensure that every child and family in East Harlem has access to essential educational, health and economic resources.

33 Brooklyn Free School  Carver provided a $1.627 million loan to allow Brooklyn Free School (BFS) to refinance an existing mortgage and retire other debt  BFS is a private school located in the Clinton Hill section of Brooklyn – BFS is the first democratic free school to open in New York City in 30 years – BFS educates approximately 60 students aged 5 to 17 and plans to add a preschool

34 Partnering to Finance Small Businesses  In an effort to spur job growth and economic development by increased small business activity to low-income communities, Carver formed two key relationships to provide capital to MWBEs:  Metropolitan Transportation Authority (MTA) Small Business Mentor Program: Since the inception of the program in 2012, Carver has provided a total of $4.2 million in loans through 53 loans to MWBE contractors who have been awarded MTA contracts. This partnership has retained 195 jobs and created 65 new jobs  New York State Bridge to Success Program: In 2014 Carver began its partnership with Empire State Development (ESD) as a dedicated lender to its Bridge to Success Program which provides financing to MWBE contractors who have been awarded State and/or municipal contracts

35 Carver Community Development Corporation CCDC continues Carver’s 65-year legacy of providing high impact investment and financial services in urban neighborhoods throughout New York and New Jersey. Since its establishment in 2005, CCDC:  Allocated $149 million through the New Markets Tax Credit Program (NMTC)  Leveraged $121 million through Carver loans in low and moderate income communities  Provided financing for more than 1 million square feet of new commercial and retail space  Helped to create more than 3,200 local jobs

36 New Markets Tax Credit Program Profile: Family Life Academy Charter School II (Bronx, NY) Carver’s Commitment: $5.1 million in NMTC redeployment loan Carver’s Impact: A new state-of-the-art space to relocate and expand charter school to accommodate 450 additional students This neighborhood currently impacted by:  40.8% median family income ratio  Highest concentration of English Language Learners

37 Financial Literacy in Carver Communities Since 2006, Carver has provided free financial literacy to over 13,000 men, women, and young persons in our communities.

38 Strategic Community Partnerships  Carver and Bailey House partner to address hunger in our communities  Carver’s $10,000 grant and staff volunteer efforts resulted in 650 non-perishable food pantry bags, providing nearly 2,000 meals to families and singles in the East Harlem Community  Bailey House has been addressing poverty, health care and homelessness for those affected by HIV/AIDS in NYC for 30 years

39 Strategic Community Partnerships  In 2000, the United States Treasury Department designated Carver as a Community Development Financial Institution (CDFI), recognizing Carver’s dedication to providing financial services to low and moderate income communities  The CDFI Fund has awarded Carver more than $4.1 million of competitive grant funds through FY14  Carver’s CDFI grant dollars have benefited several local and national non-profits and community based organizations. Below are several organizations that Carver funded in the last fiscal year:

40 Agenda Overview Review of Financial Performance: FY14 - FY15 YTD Building A New Future: Strategy to Achieve Peer Results Investing In Our Community Questions and Answers

41 NASDAQ Closing Bell Ceremony

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